UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 23, 2025

STARDUST POWER INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39875	99-3863616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 E. Putnam Ave, Suite 378, Greenwich, CT 06830

(Address of principal executive offices)

(800) 742-3095

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SDST	The Nasdaq Global Market
Redeemable warrants, with 10 warrants exercisable for one share of Common Stock at an exercise price of $115.00	SDSTW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On December 23, 2025, Stardust Power Inc. (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with Lind Global Asset Management XIII LLC (“Lind”). Under the SPA, upon closing (which occurred on December 23, 2025), the Company received gross proceeds of approximately $4.0 million in exchange for issuance to Lind of a Senior Secured Convertible Promissory Note in the amount of $4.8 million (the “Note”) and a Common Stock Purchase Warrant (the “Warrant”), for the purchase of approximately 419,162 shares (the “Warrant Shares”). The SPA contains customary representations and warranties by the Company and, additional closings are subject to additional closing conditions detailed in the transaction documents. The proceeds of the financing can be used for general corporate purposes and for certain early design and engineering services, infrastructure improvement, procurement activities, and other expenses for the Company’s project in Muskogee, Oklahoma.

The Note, which does not accrue interest, shall be due and payable in twenty (20) monthly installments of $240,000 commencing one hundred and twenty (120) days from issuance date. The monthly installments, at the Company’s option, may be made in (i) cash, (ii) common stock (“Repayment Shares”), or (iii) a combination of cash and Repayment Shares; provided that the number of Repayment Shares shall be determined by dividing the principal amount being paid in shares of Common Stock by the Repayment Share Price which is defined as ninety percent (90%) of the average of such five (5) consecutive daily VWAPs as may be selected by the Holder in its sole discretion during the twenty (20) Trading Days prior to the issuance of the Repayment Shares. The Note may be converted by Lind from time to time at a fixed “Conversion Price” of $5.837 per share, subject to standard anti-dilution clauses. The Note may be prepaid in whole upon ten (10) days’ prior written notice, but in the event of a prepayment notice, Lind may convert up to one-third (1/3) of the principal at the lower of the Repayment Share Price or the Conversion Price.

The Note contains a number of customary events of default. Additionally, the Note(s) are secured by all of the assets of the Company and its subsidiaries, pursuant to a security agreement that was entered into with the Investor, in connection with the issuance of the Note (the “Security Agreement”). In addition to the Security Agreement, the Company also entered into a pledge agreement pledging the entire capital stock and other equity interests in its subsidiaries to the Investor, in connection with the issuance of the Notes (the “Pledge Agreement”). Lastly, to further secure the Company’s obligations under the Notes, Company’s wholly owned subsidiaries, also executed a subsidiary agreement, or Guarantee (the “Subsidiary Guarantee”), pursuant to which these subsidiaries agree to guaranty the Company’s obligations owed to Lind. A Guarantor Security Agreement (the “Guarantee”) was also entered into by these subsidiaries, in favor of Lind.

In connection with the private placement, the Company has agreed to file a registration statement (a “Registration Statement”) with the Securities and Exchange Commission registering the resale of the Repayment Shares and the Warrant Shares within 45 days after the closing of the funding, and to cause any such Registration Statement to become effective within 90 days after the closing of the funding.

The offer and sale of the Notes, Repayment Shares, Warrants and Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and accordingly may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

The above descriptions of the terms and conditions of the Form of the Note, the Form of the Warrant, the SPA, the Security Agreement, the Pledge Agreement, the Subsidiary Agreement, and the Guarantee, do not purport to be complete, and are qualified in their entirety by reference to the full text of such agreements and instruments, which are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3, 10.4, and 10.5, respectively, and are incorporated by reference herein.

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.

Item 8.01 Other Events.

On December 24, 2025, Stardust Power Inc. released the press release furnished herewith as Exhibit 99.1.

The information furnished pursuant to this Item 8.01, including Exhibit 99.1 will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Senior Secured Convertible Promissory Note
4.2	Form of Warrant
10.1	Securities Purchase Agreement, dated December 23, 2025
10.2	Security Agreement, dated December 23, 2025
10.3	Pledge Agreement, dated December 23, 2025
10.4	Guaranty, dated December 23, 2025
10.5	Guarantor Security Agreement, dated December 23, 2025
99.1	Press Release, dated December 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARDUST POWER INC.

Date: December 31, 2025	By:	/s/ Roshan Pujari
	Name:	Roshan Pujari
	Title:	Chief Executive Officer

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